MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST        Two World Trade Center

LETTER TO THE SHAREHOLDERS March 31, 2001               New York, New York 10048

DEAR SHAREHOLDER:

After an unprecedented era of expansion, the U.S. economy lost much of its momentum during the six-month period ended March 31, 2001. Much of the slowdown was due to an inventory correction, especially in the telecommunications and technology sectors; consequently, the numbers for manufacturing were especially weak. Consumer confidence and spending also softened, but not to the same degree. As the extent of the economic slowdown became evident, the Federal Reserve Board initiated a series of easing moves, beginning with two 50-basis-point rate cuts in January, followed by a third in March. Subsequent to the end of the period under review, on April 18, the Fed once again cut rates by 50 basis points.

Against this backdrop, U.S. interest rates dropped sharply during the period. The yield on 10-year U.S. Treasuries fell by 88 basis points, from 5.80 percent to 4.92 percent. Short-term rates dropped even more, with two-year-note yields falling 180 basis points, from 5.98 percent to 4.18 percent. Yields on mortgage-backed securities fell somewhat less dramatically, as often is the case when Treasury yields are in a sharp descent.

PERFORMANCE AND PORTFOLIO STRATEGY

For the six-month period ended March 31, 2001, Morgan Stanley Dean Witter Government Income Trust produced a total return of 7.11 percent based on a change in net asset value and reinvestment of distributions. Based on the change in the Fund's market price on the New York Stock Exchange (NYSE) and reinvestment of distributions, the Fund's total return for the period was 9.93 percent.

As of March 31, 2001, the Trust had net assets in excess of $375 million, with approximately 51 percent invested in mortgage-backed securities issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corp. (FHLMC); 28 percent in direct obligations of

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

U.S. agencies; and 19 percent in U.S. Treasury securities. On March 31, 2001, the Trust's average duration, a measure of its interest-rate sensitivity, was
5.38 years. Adjustments to the Trust's duration and portfolio composition will be made as opportunities present themselves.

LOOKING AHEAD

We believe that economic growth will remain subdued, with inflation staying at acceptable levels. Should the economy continue to weaken, the Fed may feel the need to cut interest rates further. We believe that such a scenario would likely be advantageous for the government securities markets.

We would again like to remind shareholders that the Trustees have approved a procedure whereby the Trust may, when appropriate, repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. In accordance with this procedure, 545,050 shares of the Trust were purchased on the NYSE during the six-month period ended March 31, 2001.

We appreciate your ongoing support of Morgan Stanley Dean Witter Government Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On December 14, 2000, an annual meeting of the Trust's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

Wayne E. Hedien
For....................  34,797,466
Withheld...............     578,375

James F. Higgins
For....................  34,814,887
Withheld...............     560,954

Manuel H. Johnson
For....................  34,803,296
Withheld...............     572,545

John L. Schroeder
For....................  34,742,325
Withheld...............     633,516

  The following Trustees were not standing for reelection at this meeting:
  Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, Michael E. Nugent, and Philip J. Purcell.

(2) RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE FUND'S INDEPENDENT AUDITORS:

    For.....................................................  34,812,214
    Against.................................................     172,064
    Abstain.................................................     391,563

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

PORTFOLIO OF INVESTMENTS March 31, 2001 (unaudited)

PRINCIPAL                     DESCRIPTION
AMOUNT IN                         AND                          COUPON
THOUSANDS                    MATURITY DATE                      RATE        VALUE
-------------------------------------------------------------------------------------
            MORTGAGE-BACKED SECURITIES (51.2%)
            Federal Home Loan Mortgage Corp. (13.9%)
$ 39,000    *...............................................    8.00 %   $ 40,267,500
   2,478    12/01/18 - 02/01/19.............................    9.50        2,579,708
   5,478    08/01/09 - 08/01/20.............................   10.00        5,679,635
   3,444    08/01/14 - 05/01/19.............................   10.50        3,677,731
                                                                         ------------
                                                                           52,204,574
                                                                         ------------

            Federal National Mortgage Assoc. (17.0%)
  30,501    10/01/13 - 12/01/30.............................    7.00       30,872,669
  17,406    01/01/22 - 10/01/30**...........................    7.50       17,791,908
   9,906    12/01/21 - 03/01/30.............................    8.00       10,219,026
   3,611    08/01/17 - 05/01/25.............................    8.50        3,761,439
     460    09/01/13 - 07/01/23.............................    9.00          479,384
     945    06/01/18 - 01/01/21.............................    9.50          985,671
                                                                         ------------
                                                                           64,110,097
                                                                         ------------

            Government National Mortgage Assoc. (20.3%)
   7,969    03/15/26 - 03/15/29.............................    6.00        7,819,613
  17,427    03/20/26 - 08/15/29.............................    6.50       17,282,245
  17,715    02/15/24 - 08/15/29.............................    7.00       17,976,546
  12,152    12/15/22 - 11/20/29.............................    7.50       12,452,752
   6,445    11/15/15 - 03/15/30.............................    8.00        6,656,326
  10,016    05/15/16 - 11/15/24.............................    8.50       10,382,209
   3,174    04/15/17 - 02/15/25.............................    9.00        3,309,198
     306    11/15/19 - 08/15/20.............................    9.50          319,726
                                                                         ------------
                                                                           76,198,615
                                                                         ------------
            TOTAL MORTGAGE-BACKED SECURITIES
            (Cost $188,758,919).......................................    192,513,286
                                                                         ------------

            U.S. GOVERNMENT & AGENCY OBLIGATIONS (47.4%)
   1,500    Federal Farm Credit Bank 06/17/05...............    5.80        1,527,735
   3,085    Federal Farm Credit Bank 01/10/05...............    5.90        3,147,101
   2,000    Federal Farm Credit Bank 09/23/04...............    6.30        2,079,560
   1,000    Federal Farm Credit Bank 09/24/07...............    6.52        1,053,470
   3,000    Federal Home Loan Banks 02/25/04................    0.00        2,602,770
   1,000    Federal Home Loan Banks 11/25/08................    5.88          993,430
   1,000    Federal Home Loan Banks 07/28/08................    5.945       1,021,510
   2,000    Federal Home Loan Banks 02/05/08................    5.96        2,039,540
   2,000    Federal Home Loan Banks 03/17/08................    6.02        2,047,060
   3,500    Federal Home Loan Banks 10/10/07................    6.20        3,627,575
   2,000    Federal Home Loan Banks 08/15/07................    6.295       2,081,420
   2,000    Federal Home Loan Mortgage Corp. 04/15/08.......    5.75        2,026,880

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

PORTFOLIO OF INVESTMENTS March 31, 2001 (unaudited) continued

PRINCIPAL                     DESCRIPTION
AMOUNT IN                         AND                          COUPON
THOUSANDS                    MATURITY DATE                      RATE        VALUE
-------------------------------------------------------------------------------------
$  2,000    Federal National Mortgage Assoc. 01/26/09.......    5.80 %   $  1,974,520
   1,000    Federal National Mortgage Assoc. 07/30/07.......    6.75        1,018,690
  10,500    Federal National Mortgage Assoc. 05/15/30.......    7.25       11,826,780
  95,000    Resolution Funding Corp.
             10/15/05 - 07/15/10**..........................    0.00       64,493,878
   2,000    U.S. Department of Housing and Urban Development
             Series 1999A 08/01/11..........................    6.16        2,028,080
  14,300    U.S. Treasury Bond 02/15/25**...................    7.625      17,724,993
   6,000    U.S. Treasury Bond 11/15/21.....................    8.00        7,559,760
  20,900    U.S. Treasury Bond 08/15/19 - 08/15/21**........    8.125      26,734,378
   8,600    U.S. Treasury Bond 02/15/20.....................    8.50       11,268,236
   7,000    U.S. Treasury Bond 05/15/17.....................    8.75        9,275,980
                                                                         ------------

            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
            (Cost $175,459,280).......................................    178,153,346
                                                                         ------------

            SHORT-TERM INVESTMENT (10.3%)
            REPURCHASE AGREEMENT
  38,800    Joint repurchase agreement account due 04/02/01
             (dated 03/30/01; proceeds $38,817,141) (a)
             (Cost $38,800,000).............................    5.30       38,800,000
                                                                         ------------

            TOTAL INVESTMENTS (Cost $403,018,199) (b).......  108.9%      409,466,632

            LIABILITIES IN EXCESS OF OTHER ASSETS...........   (8.9)      (33,542,569)
                                                              -----      ------------

            NET ASSETS......................................  100.0%     $375,924,063
                                                              =====      ============

---------------------
 * Securities purchased on a forward commitment with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.
 ** Some of these securities are segregated in connection with securities purchased on a forward commitment basis.
 (a) Collateralized by Federal Agency and U.S. Treasury obligations.
 (b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $8,406,197 and the aggregate gross unrealized depreciation is $1,957,764, resulting in net unrealized appreciation of $6,448,433.

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001 (unaudited)
ASSETS:
Investments in securities, at value
 (cost $403,018,199)........................................ $409,466,632
Cash........................................................       21,585
Receivable for:
    Investment sold.........................................    4,320,325
    Interest................................................    2,535,575
    Principal paydowns......................................      200,736
Prepaid expenses and other assets...........................       32,342
                                                              -----------

    TOTAL ASSETS............................................  416,577,195
                                                              -----------

LIABILITIES:
Payable for:
    Investments purchased...................................   40,212,656
    Investment management fee...............................      224,066
    Shares of beneficial interest repurchased...............       90,877
Accrued expenses and other payables.........................      125,533
                                                              -----------

    TOTAL LIABILITIES.......................................   40,653,132
                                                              -----------

    NET ASSETS.............................................. $375,924,063
                                                              ===========

COMPOSITION OF NET ASSETS:
Paid-in-capital............................................. $383,130,872
Net unrealized appreciation.................................    6,448,433
Accumulated undistributed net investment income.............    1,226,462
Accumulated net realized loss...............................  (14,881,704)
                                                              -----------

    NET ASSETS.............................................. $375,924,063
                                                              ===========

NET ASSET VALUE PER SHARE,
 39,416,049 shares outstanding
 (unlimited shares authorized of $.01 par value)............        $9.54
                                                              ===========
==========================================================================

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

STATEMENT OF OPERATIONS
For the six months ended March 31, 2001 (unaudited)
NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $12,374,898
                                                              -----------

EXPENSES
Investment management fee...................................    1,118,042
Transfer agent fees and expenses............................       78,659
Custodian fees..............................................       34,557
Professional fees...........................................       24,804
Registration fees...........................................       18,244
Shareholder reports and notices.............................       17,783
Trustees' fees and expenses.................................        6,641
Other.......................................................        3,677
                                                              -----------

    TOTAL EXPENSES..........................................    1,302,407
                                                              -----------

    NET INVESTMENT INCOME...................................   11,072,491
                                                              -----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................    5,179,885
Net change in unrealized depreciation.......................    8,339,095
                                                              -----------

    NET GAIN................................................   13,518,980
                                                              -----------

NET INCREASE................................................  $24,591,471
                                                              ===========

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                     FOR THE SIX
                                                     MONTHS ENDED    FOR THE YEAR
                                                      MARCH 31,          ENDED
                                                         2001       SEPTEMBER 30, 2000
--------------------------------------------------------------------------------------
                                                     (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.............................. $ 11,072,491       $ 22,919,940
Net realized gain (loss)...........................    5,179,885            (75,530)
Net change in unrealized depreciation..............    8,339,095           (529,976)
                                                     ------------      ------------

    NET INCREASE...................................   24,591,471         22,314,434

Dividends to shareholders from net investment
 income............................................  (10,740,655)       (22,043,328)
Decrease from transactions in shares of beneficial
 interest..........................................   (4,709,344)       (14,365,735)
                                                     ------------      ------------

    NET INCREASE (DECREASE)........................    9,141,472        (14,094,629)
NET ASSETS:
Beginning of period................................  366,782,591        380,877,220
                                                     ------------      ------------

    END OF PERIOD
    (Including undistributed net investment income
    of $1,226,462 and $894,626, respectively)...... $375,924,063       $366,782,591
                                                     ============      ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

NOTES TO FINANCIAL STATEMENTS March 31, 2001 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Government Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to provide as high a level of current income as is consistent with prudent investment and as a secondary objective, capital appreciation. The Trust commenced operations on February 29, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

NOTES TO FINANCIAL STATEMENTS March 31, 2001 (unaudited) continued

C. JOINT REPURCHASE AGREEMENT ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements for cash, or U.S. Treasury or Federal Agency obligations.

D. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.60% to the Trust's weekly net assets.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the six months ended March 31, 2001 aggregated $222,134,208 and $233,715,786, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent.

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

NOTES TO FINANCIAL STATEMENTS March 31, 2001 (unaudited) continued

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended March 31, 2001 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,905. At March 31, 2001, the Trust had an accrued pension liability of $53,268 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   --------    ------------
Balance, September 30, 1999.................................  41,720,200   $417,202    $401,788,448
Treasury shares purchased and retired (weighted average
 discount 9.133%)*..........................................  (1,759,101)   (17,591)    (14,347,843)+
                                                              ----------   --------    ------------
Balance, September 30, 2000.................................  39,961,099    399,611     387,440,605
Treasury shares purchased and retired (weighted average
 discount 8.415%)*..........................................    (545,050)    (5,451)     (4,703,893)
                                                              ----------   --------    ------------
Balance, March 31, 2001.....................................  39,416,049   $394,160    $382,736,712
                                                              ==========   ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.
+ Includes reclassification due to permanent book/tax differences.

5. DIVIDENDS

On March 31, 2001, the Trust declared the following dividends from net investment income:

                 AMOUNT       RECORD          PAYABLE
                PER SHARE      DATE             DATE
                ---------  -------------   --------------
                 $0.045    April 6, 2001   April 20, 2001
                 $0.045      May 4, 2001     May 18, 2001
                 $0.045     June 8, 2001    June 22, 2001

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

NOTES TO FINANCIAL STATEMENTS March 31, 2001 (unaudited) continued

6. FEDERAL INCOME TAX STATUS

At September 30, 2000, the Trust had a net capital loss carryover of approximately $19,987,000 to offset future capital gains to the extent provided by regulations, available through September 30 of the following years:

             AMOUNT IN THOUSANDS
  -----------------------------------------
   2002     2003       2004     2006   2008
  ------  --------   --------   ----   ----
  $8,299   $9,638     $2,019     $5    $26
  ======   ======     ======     ==    ===

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $74,000 during fiscal 2000.

7. CHANGE IN ACCOUNTING POLICY

Effective October 1, 2001, the Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and, as required, begin amortizing premiums on debt securities. The cumulative effect of this accounting change will have no impact on the net assets of the Trust, but will result in a decrease in the cost of securities and a corresponding increase to unrealized appreciation/depreciation based on securities held as of September 30, 2001.

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                         FOR THE SIX               FOR THE YEAR ENDED SEPTEMBER 30*
                                                        MONTHS ENDED     ----------------------------------------------------
                                                       MARCH 31, 2001      2000       1999       1998       1997       1996
-----------------------------------------------------------------------------------------------------------------------------
                                                         (unaudited)
SELECTED PER SHARE DATA:

Net asset value, beginning of period.................       $ 9.18         $ 9.13     $ 9.72     $ 9.32     $ 9.08     $ 9.17
                                                            ------         ------     ------     ------     ------     ------

Income (loss) from investment operations:
 Net investment income...............................         0.28           0.54       0.56       0.59       0.61       0.60
 Net realized and unrealized gain (loss).............         0.34           0.01      (0.62)      0.37       0.19      (0.14)
                                                            ------         ------     ------     ------     ------     ------

Total income (loss) from investment operations.......         0.62           0.55      (0.06)      0.96       0.80       0.46
                                                            ------         ------     ------     ------     ------     ------

Less dividends from net investment income............        (0.27)         (0.54)     (0.56)     (0.60)     (0.60)     (0.60)
                                                            ------         ------     ------     ------     ------     ------

Anti-dilutive effect of acquiring treasury shares....         0.01           0.04       0.03       0.04       0.04       0.05
                                                            ------         ------     ------     ------     ------     ------

Net asset value, end of period.......................       $ 9.54         $ 9.18     $ 9.13     $ 9.72     $ 9.32     $ 9.08
                                                            ======         ======     ======     ======     ======     ======

Market value, end of period..........................       $ 8.79         $ 8.25     $ 8.25     $ 9.00     $8.438     $ 8.25
                                                            ======         ======     ======     ======     ======     ======

TOTAL RETURN+........................................         9.93%(1)       6.80%     (2.24)%    14.26%      9.86%      7.31%

RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................         0.70%(2)       0.70%      0.71%      0.70%      0.73%      0.73%

Net investment income................................         5.94%(2)       6.21%      5.98%      6.27%      6.60%      6.56%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..............     $375,924       $366,783   $380,877   $423,030   $429,764   $439,896

Portfolio turnover rate..............................           60%(1)          7%        19%        16%        19%        21%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
 (1) Not annualized.
 (2) Annualized.

                          SEE NOTES TO FINANCIAL STATEMENTS

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

W. David Armstrong
Vice President

Paul F. O'Brien
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

MORGAN STANLEY
DEAN WITTER
GOVERNMENT
INCOME TRUST

Semiannual Report
March 31, 2001